UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) August 19, 2009
                                                          ---------------

                               Ronson Corporation
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

             New Jersey                     0-1031                22-0743290
-------------------------------          -----------         -------------------
(State or Other Jurisdiction of          (Commission            (IRS Employer
         Incorporation)                  File Number)        Identification No.)

      3 Ronson Road, P.O. Box 3000
         Woodbridge, New Jersey                                          07095
--------------------------------------------                            --------
(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code        (732) 636-2430
                                                  ------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                                                                     Page 2 of 7




                               RONSON CORPORATION
                                 FORM 8-K INDEX


                                                                           PAGE

ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION            3


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS                        3





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                                                                     Page 3 of 7



Item 2.02.  Results of Operations and Financial Condition

            On August 19, 2009, Ronson Corporation (the "Company") issued a press release in the form attached as Exhibit 99.a, which is incorporated herein by reference.


Item 9.01.  Financial Statements and Exhibits

            a) Financial Statements: None.

            b) Pro Forma Financial Information: None.

            c) Exhibits:

            99.a) RONSON REPORTS SALES AND RESULTS OF OPERATIONS IN THE SECOND
                  QUARTER AND FIRST HALF OF 2009





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                                                                     Page 4 of 7

                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    Ronson Corporation


                                                    /s/ Daryl K. Holcomb
                                                    --------------------------
                                                    Daryl K. Holcomb
                                                    Vice President,
                                                    Chief Financial Officer &
                                                    Controller

Dated:  August 24, 2009